SUMMARY PROSPECTUS
PAFGX
March 1, 2016

T. Rowe Price Global Allocation Fund—Advisor Class

A fund seeking long-term capital appreciation and income through a broadly diversified global portfolio of stocks, bonds, and other investments. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2016, and Statement of Additional Information, dated March 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.53%

Acquired fund fees and expenses	0.22%

Total annual fund operating expenses	1.69%[a]

Fee waiver/expense reimbursement	(0.39)%[b,c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.30%[a,c]

a The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

b T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

c T. Rowe Price Associates, Inc. has agreed (through February 28, 2018) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the class’ expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$132	$453	$841	$1,927

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund seeks to invest in a broadly diversified global portfolio of investments, including U.S. and international stocks, bonds and short-term securities, and alternative investments. The fund uses an active asset allocation strategy in conjunction with fundamental research to select individual investments. T. Rowe Price, the fund’s investment adviser, allocates the fund’s assets among various asset classes and market sectors based on its assessment of U.S. and global economic and market conditions, interest rate movements, industry and issuer conditions and business cycles, and other relevant factors. Under normal conditions, the fund’s portfolio will consist of approximately 60% stocks; 30% bonds, money market securities, and other debt instruments; and 10% alternative investments.

The fund’s investments in alternative investments may include unregistered hedge funds or other private or registered investment companies. The fund may also gain exposure to specific asset classes through the use of certain types of derivatives or by investing in other T. Rowe Price mutual funds that focus their investments in a given asset class.

T. Rowe Price may adjust the fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on its outlook for the global economy and securities markets, as well as by adjusting the fund’s overall derivatives exposure and allocations to alternative investments, including through hedge funds.

The fund expects to normally invest approximately half of its equity investments in U.S. stocks and half in international stocks. When deciding upon overall allocations to stocks, T. Rowe Price examines relative values and prospects among growth- and value-oriented stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets, as well as by evaluating economic conditions affecting the U.S. and international developed and emerging markets.

The fund invests in alternative investments, including hedge funds and other private or registered investment companies that, in the opinion of T. Rowe Price, have the potential to produce attractive long-term risk-adjusted returns and exhibit a relatively

Summary	3

low correlation of returns to more traditional asset classes. The fund’s alternative investments are expected to be less connected to movements in the major equity and bond markets. This is expected to enhance the fund’s overall diversification and offer potentially greater downside protection for the fund than more typical equity investments.

The fund expects to normally invest approximately one-third of its debt investments in international issuers, and the fund may invest up to 25% of its total assets in debt instruments that are rated below investment-grade or deemed to be of comparable quality by T. Rowe Price. The fund expects to invest in a diversified portfolio of debt instruments, including U.S. dollar-denominated and non-U.S. dollar-denominated obligations of U.S. and international issuers (including issuers in emerging markets). The fund may purchase securities of any maturity and investments are chosen across the entire government, inflation-linked, corporate, and mortgage-backed and asset-backed securities markets, as well as bank loans. When deciding whether to adjust the duration or credit risk exposure of the fund’s debt investments or the fund’s allocations among various sectors, the adviser weighs factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations, and the yield advantage that lower-rated instruments may offer over investment-grade bonds.

The fund may use options, futures, and forward currency exchange contracts for a variety of purposes, although the fund expects to primarily use these instruments to efficiently access or adjust exposure to certain market segments, in an attempt to manage portfolio volatility, or to benefit from what the adviser believes is a risk premium in the options market (for example, an option’s price reflects a greater degree of volatility that would typically be realized in the market). The fund’s use of options often involves writing (i.e., selling) call options on investment-grade bonds, a stock index or options on a related futures contract in an effort to enhance risk-adjusted returns, although the fund may buy or sell options for other purposes. This option overlay strategy is generally designed to benefit from a risk premium in the options market and manage volatility, provide less overall volatility or risk than a pure bond or equity portfolio. The fund’s use of futures typically involves buying equity index futures contracts on an index as an efficient means of gaining exposure to a particular segment of the U.S. stock market (for example, U.S. small-cap stocks), as well as using Treasury futures to adjust portfolio duration or to reduce the fund’s overall volatility to manage the volatility of the fund or one of its underlying strategies. The fund uses forward currency exchange contracts primarily to moderate the currency exposure associated with part of the fund’s international equity holdings.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

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Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with similar objectives and investment strategies if the fund’s overall asset allocation or investment selection strategies fail to produce the intended results.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Bond investing risk Bonds and other debt securities have three main sources of risk—interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in interest rates will cause the price of a fixed rate debt security fund to fall (bond prices and interest rates usually move in opposite directions). Generally, securities with longer maturities and funds with longer weighted average maturities suffer greater price declines than those with shorter maturities when interest rates rise. Mortgage-backed securities and other asset-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility. Bank loans and other floating rate investments will typically experience less price volatility than a fixed rate holding in the event of interest rate changes. Credit risk is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments) or inability to meet another financial obligation, potentially reducing the fund’s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates. Liquidity risk is the risk that the fund may not be able to sell a holding in a timely manner at a price that reflects what the fund believes it should be worth.

While the fund’s direct bond investments are expected to primarily be investment-grade, the fund may invest in bonds that are rated below investment-grade, also

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known as high yield or “junk” bonds, including those with the lowest credit rating. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, the securities they issue carry a higher risk of default and should be considered speculative. The fund’s exposure to credit risk, in particular, is increased to the extent it invests in high yield bonds.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risk The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Market capitalization risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Derivatives risk The fund uses options, futures, and forward currency exchange contracts, and is therefore potentially exposed to additional losses not typically associated with direct investments in traditional securities. In addition, for instruments not traded on an exchange, there is a risk that a counterparty to the transaction could default and fail to meet its obligations under the derivatives contract. The values of the fund’s positions in index options and futures will fluctuate in response to changes in the value of the underlying index or security and the fund is exposed to the risk that the underlying index or security will not move in a direction that is favorable to the fund. The fund’s index option overlay strategy could limit the opportunity to profit from a greater increase in the market value of specific holdings within the index and the fund’s attempts to hedge currency exposure through forward currency exchange contracts could cause the fund to fail to obtain

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the benefit of an increase in an international holding’s local currency relative to the U.S. dollar. As a result, the fund’s use of options or forward currency exchange contracts could dampen the fund’s returns during periods of strong equity market performance or periods of a weakening U.S. dollar relative to other currencies. Unusual market conditions or the lack of a liquid market for particular options or futures may reduce the fund’s returns, and investment in a futures contract could lead to losses in excess of the fund’s initial investment.

Alternative investments/Hedge fund risk The fund’s exposure to alternative investments may prove to be more correlated to the broad markets or the remainder of the fund’s portfolio than anticipated and thus reduce the value of such investments. A hedge fund is considered an illiquid asset by the fund, is not subject to the same regulatory requirements as mutual funds and other investment companies, and could underperform comparable hedge funds with alternative strategies. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings are not as transparent to investors or typically as diversified as those of traditional mutual funds, and an investor’s (i.e., the fund’s) redemption rights are typically limited. All of these factors make the fund’s investments in alternative investments and hedge funds more difficult to value and monitor when compared to more traditional investments, and may increase the fund’s liquidity risks.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indications of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of other comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2015
		Since inception
	1 Year	(05/28/13)
Global Allocation Fund—Advisor Class
Returns before taxes	-0.29%	3.92%
Returns after taxes on distributions	-0.81	3.25
Returns after taxes on distributions
and sale of fund shares	0.01	2.82
Morningstar Global Allocation Index (reflects no deduction for fees, expenses, or taxes)	-1.98	3.12
Lipper Flexible Portfolio Funds Index	-2.53	3.40	*

* Returns as of 5/31/13.

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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Chairman of Investment Advisory Committee	2013	1999

Purchase and Sale of Fund Shares

You must purchase, redeem, and exchange shares of the fund through your financial intermediary. Generally, the fund’s minimum initial investment requirement is $2,500 and the fund’s minimum subsequent investment requirement is $100, although the investment minimums may be modified or waived for financial intermediaries submitting orders on behalf of their customers. You should check with your financial intermediary to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E244-045 3/1/16